Exhibit 4.33

NUMBER

056

cytori

SHARES

CYTORI THERAPEUTICS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 23283K 20 4

COMMON STOCK

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

CYTORI THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

CYTORI THERAPEUTICS, INC. CORPORATE SEAL 1997 DELAWARE

COUNTERSIGNED:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

VP OF FINANCE AND CHIEF FINANCIAL OFFICER

PRESIDENT AND CHIEF EXECUTIVE OFFICER

© COLUMBIA PRINTING SERVICES, LLC

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or  regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-	....................Custodian......................
TEN ENT	-	as tenants by the entireties			(Cust) (Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act……………………………………………………………… (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,_________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT ORTYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OFASSIGNEE)

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attomey
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITI EN UPON THE FACE OF THE CERTIFICATE IN EVERYPARTICULAR, WITHOUT ALTERATIONOR ENLARGEMENT OR ANY CHANGE Wl<ATSOEVER.

Signature(s) Guaranteed

By _____________________________________________________________________

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers,

Savings and Loan Associations and Credit Unions withmembershipin anapproved Signature

Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

THE CORPORATION WILLFURNISH TOANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULLSTATEMENTOF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES ANO LIMITATIONS OF THE SHARES OF EACH CLASS ANO SERIESAUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, ANO OF THE AUTHORITY. IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES ANO TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE

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